UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2013

Vocus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-125834	58-1806705
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12051 Indian Creek Court, Beltsville, Maryland		20705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3014592590

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2013, Vocus, Inc. (the "Company") entered into a First Amendment to its Loan Agreement (the "Loan Agreement") with Bank of America, N.A. dated February 27, 2012, previously disclosed on the Form 8-K filed by the Company on February 28, 2012, to extend the maturity date of the Loan Agreement to April 15, 2014.

A copy of the amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report is incorporated in this Item 2.03 by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit

10.1 First Amendment, dated February 28, 2013, to the Loan Agreement between Bank of America, N.A. and Vocus, Inc.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vocus, Inc.

March 4, 2013	By:	Stephen A. Vintz

Name: Stephen A. Vintz
Title: Executive Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	First Amendment to the Loan Agreement between Bank of America, N.A. and Vocus, Inc. dated February 28, 2013